FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

	FIRST AMENDMENT made and entered into this 31st day of January 1997, by and between JOHN HANCOCK MUTUAL LIFE INSURANCE
COMPANY ("Seller") and ARDEN REALTY LIMITED PARTNERSHIP
("Buyer");

WITNESSETH THAT:

	WHEREAS, Seller and Buyer executed a Purchase and Sale Agreement dated January 10, 1997 (the "Agreement"), pursuant to which Buyer has agreed to purchase the premises known as 10780 Santa Monica Boulevard, Los Angeles, California (the "Premises"), as more fully described in the Agreement; and

	WHEREAS, Buyer and Seller wish to amend the terms of the Agreement;

	NOW, THEREFORE, in consideration of mutual covenants hereinafter set forth, the Agreement is amended as follows:

	1.	Extension of Date of Closing.  Section 3 of the
Agreement is hereby amended to change the Date of Closing to February 28, 1997.

	2.	Inspections and Approvals.  Section 4 of the Agreement
is hereby amended to extend the Review Period until February 14, 1997.

	3.	Miscellaneous.  Except as hereby amended, Buyer and
Seller hereby ratify, confirm and adopt the Agreement as amended by this First Amendment. Time remains of the essence.


	IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.

				SELLER:

  		JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

		By:/s/ John M. Garrison
		Name: John M. Garrison
		Title:Investment Officer

		BUYER:

 	ARDEN REALTY LIMITED PARTNERSHIP,
 	a Maryland limited partnership

  By:  ARDEN REALTY GROUP, INC.,
       a Maryland corporation,
       its sole general partner

  By: /s/ Victor J. Coleman
  Name: Victor J. Coleman
		Title: President